Exhibit 99.2

UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF
OMNILINK SYSTEMS INC. AND SUBSIDIARY

Index to Consolidated Financial Statements

Unaudited Condensed Consolidated Balance Sheets as of March 31, 2014 and December 31, 2013	1
Unaudited Condensed Consolidated Statements of Operations for the three months ended March 31, 2014 and 2013	2
Unaudited Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2014 and 2013	3
Unaudited Notes to the Condensed Consolidated Financial Statements	4

OMNILINK SYSTEMS, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2014	December 31, 2013

ASSETS
CURRENT ASSETS
Cash and cash equivalents	166,326	269,548
Accounts receivable, less allowance for doubtful accounts of
$212,760 and $188,069	2,321,760	3,016,705
Inventories	986,288	918,553
Prepaid expenses and other current assets	598,117	445,991
Deferred costs	210,000	154,693
TOTAL CURRENT ASSETS	4,282,491	4,805,490

Property and equipment, net of accumulated depreciation and
amortization of $8,306,728 and $8,174,612	1,714,783	1,419,031
Patents, net of acummulated amortization of $16,086 and $13,746	257,379	253,602
Other non-current assets	96,246	90,640
TOTAL ASSETS	$6,350,899	$6,568,763

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES
Accounts payable	$1,826,390	$1,969,482
Accrued expenses	777,420	985,142
Deferred revenue	277,384	272,572
Line of credit	960,926	1,670,150
Long-term debt - current portion	800,000	800,004
TOTAL CURRENT LIABILITIES	4,642,119	5,697,350

Long-term debt, net of current portion	2,384,819	1,266,656
Deferred rent	160,368	169,604
TOTAL LIABILITIES	7,187,306	7,133,610

COMMITMENTS AND CONTINGENCIES

REDEEMABLE PREFERRED STOCK
Redeemable preferred stock - Series B-2, $0.00002 par value;
14,000,000 shares authorized; 13,046,530 shares issed and
outstanding at March 31, 2014 and December 31, 2013;
liquidation preference of $2,160,000 as of March 31, 2014
and December 31, 2013	2,160,000	2,160,000
Redeemable preferred stock - Series B-1, $0.00002 par value;
35,000,000 shares authorized; 32,864,988 shares issed and
outstanding at March 31, 2014 and December 31, 2013;
liquidation preference of $5,569,038 as of March 31, 2014
and December 31, 2013	5,569,038	5,569,038
Redeemable preferred stock - Series B, $0.00002 par value;
15,000,000 shares authorized; 14,243,934 shares issed and
outstanding at March 31, 2014 and December 31, 2013;
liquidation preference of $10,881,545 as of March 31, 2014
and December 31, 2013	10,923,252	10,923,252
Preferred stock - Series A, $0.00002 par value 3,000,000 shares authorized; 2,903,207 shares issued and outstanding at March
31, 2014 and December 31, 2013; liquidation preference of
$621,286 as of March 31, 2014 and December 31, 2013	664,891	664,891

STOCKHOLDERS’ DEFICIT
Common stock, $0.00002 par value; 150,000,000 shares
authorized; 20,544,090 and 19,872,590 shares issued and
outstanding at March 31, 2014 and Decmber 31, 2013	480	480
Treasury stock - common, at cost, 671500 shares at March
31, 2014 and December 31, 2013	(66,001)	(66,001)
Additional paid-in capital	4,513,607	4,507,591
Accumulated deficit	(24,601,674)	(24,324,098)
TOTAL REDEEMABLE PREFERRED STOCK STOCKHOLDERS’ DEFICIT	(836,407)	(564,847)
TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT	$6,350,899	$6,568,763

The accompanying notes are an integral part of these financial statements

OMNILINK SYSTEMS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF
OPERATIONS

	Three Months Ended
	March 31,
	2014	2013
Revenue	$2,844,509	$3,374,277
Cost of revenue	1,128,858	1,157,939
Gross profit	1,715,651	2,216,338

Operating expenses (income):
Sales and marketing	201,997	239,931
Research and development	659,821	831,269
General and administrative	1,078,107	1,062,869
Gain on sale of monitoring equipment	(37,835)	(74,564)
Total operating expenses	1,902,090	2,059,505
Operating (loss) income	(186,439)	156,833
Interest expense	91,135	42,724
Net (loss) income	$(277,574)	$114,109

The accompanying notes are an integral part of these financial statements

OMNILINK SYSTEMS, INC.
UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended
	March 31,
	2014	2013
Cash flows from operating activities:
Net (loss) income	$(277,574)	$114,109
Adjustments to reconcile net income (loss) to net cash
used in operating activities:
Provision for bad debt	30,000	30,000
Depreciation and amortization	202,954	153,218
Stock-based compensation	6,016	14,784
Gain on sale of asset	(37,835)	(74,564)
Deferred rent adjustment	(9,236)	8,705

Changes in assets and liabilities:
Accounts receivable	664,945	(586,354)
Inventories	(67,735)	(17,085)
Prepaid expenses and other assets	(213,040)	(125,222)

Accounts payable	(143,092)	27,286
Accrued expenses	110,443	17,700
Deferred revenue	4,812	115,863
Net cash used in operating activities	270,658	(321,560)

Cash flows from investing activities
Sale of equipment	40,103	79,038
Purchase of property and equipment	(498,636)	(134,742)
Development of patents	(6,117)	(13,285)
Net cash used in investing activities	(464,650)	(68,989)

Cash flows from financing activities
Borrowings on long-term debt	1,000,000	-
Payments made on long term debt	(200,001)	(200,001)
Net borrowings on line of credit	(709,229)	356,833
Net cash provided by financing activities	90,770	156,832

Net decrease in cash and cash equivalents	(103,222)	(233,717)
Cash and cash equivalents, beginning of the year	269,548	251,087
Cash and cash equivalents, end of period	$166,326	$17,370

The accompanying notes are an integral part of these financial statements.

OMNILINK SYSTEMS, INC. AND SUBSIDIARY
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE A – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Omnilink Systems, Inc. (the “Company,” “our,” “we”) is a leader in the location based services industry.  The Company’s judicial and commercial solutions provide the real-time location of people and valuable assets through a unique combination of cellular and global positioning satellite (GPS) technology.  Through this technological advance, our solutions can locate people or assets even in situations where GPS alone does not work. Omnilink judicial solutions are used by government agencies and community corrections organizations across the country to monitor the location of offenders in alternative sanctions programs.  With our single-unit monitoring device, officers can even assign “mobile exclusion zones” that send alerts if offenders get too close to victims or criminal cohorts. Our commercial solutions provide the real-time location of people, such as Alzheimer patients or lone workers, and assets, such as vehicles and bank bags, when their safety and security are of paramount importance.  While most of our arrangements are not contractually long-term in nature, low customer turnover and increasing numbers of deployed devices have created a base of recurring revenue.

We have prepared the accompanying unaudited condensed consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and the Rules and Regulations issued by the Securities and Exchange Commission, or SEC, as applicable. These financial statements include all of our accounts and those of our wholly-owned subsidiaries. We have eliminated intercompany transactions and balances in consolidation.

Certain information and note disclosures normally included in annual financial statements prepared in accordance with GAAP have been condensed or omitted, although we believe that the disclosures made are adequate to make the information not misleading. In the opinion of management, the accompanying financial statements reflect all adjustments, which consist of normal recurring adjustments unless otherwise disclosed, considered necessary for a fair presentation of our financial position as of March 31, 2014 and our operating results and cash flows for the interim periods presented. The accompanying condensed consolidated balance sheet as of December 31, 2013 was derived from our audited financial statements, but does not include all disclosures required by GAAP. The financial information presented herein should be read in conjunction with our audited financial statements for the year ended December 31, 2013 which includes information and disclosures not included in these condensed consolidated financial statements.

The preparation of financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses and related disclosure of contingent assets and liabilities. Actual results may differ materially from these estimates. Operating results for the three months ended March 31, 2014 may not be indicative of the results that may be expected for the year ending December 31, 2014 or any future periods.

NOTE B – INVENTORY

Inventory consisted of the following:

	March 31,	December 31,
	2014	2013
Work-in-progress	$77,811	$77,997
Finished goods	908,477	840,556
	$986,288	$918,553

OMNILINK SYSTEMS, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE C – SUBSEQUENT EVENTS

On May 5, 2014, we closed on a merger with Numerex Corp. (“Numerex”), a leading provider of interactive and on-demand machine-to-machine (referred to as M2M), technology and service, offered on a subscription basis, used in the development and support of M2M solutions for the consumer, enterprise and government markets worldwide and enabling the Internet of Things (IoT). For the year ended December 31, 2013, Numerex generated total sales of $77.8 million, which included subscription based revenues of $51.6 million, and the sale of M2M devices and hardware of $26.2 million. Our technology, product offerings, and strategic alliances in the fast-growing security and safety, tracking and monitoring market segments will improve Numerex’s competitive position. The acquisition will also enable synergistic growth opportunities in the commercial, government and consumer markets. The sale price paid by Numerex was equal to $37.5 million in cash (subject to the adjustments set forth in the merger agreement). The transaction was funded through cash-on-hand and a $25.0 million term loan.

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